UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 26, 2024

FINTECH SCION LIMITED

(Exact name of registrant as specified in its charter)

Nevada	000-55685	30-0803939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

M Floor & 1st Floor

No. 33 Jalan Maharajalela

50150, Kuala Lumpur, Malaysia

(Address of principal executive offices, including zip code)

+603 9226 0908

(Registrant’s telephone number, including area code)

Portman House, 2 Portman Street

London, W1H 6DU

United Kingdom

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

Fintech Scion Limited (the “Company”) Company”) is filing this Current Report on Form 8-K/A (this “Amendment”) to amend the Company’s Current Report on Form 8-K originally filed with the Securities and Exchange Commission to on August 26, 2024 (the “Original Filing”) to clarify the disclosure inadvertently set forth under “Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review” which was filed in error under such heading. This Amendment amends and restates in its entirety the Original Form 8-K.

As previously disclosed, the Company, after discussion with the audit committee of its board of directors concluded that the Company’s previously issued audited consolidated financial statements included in the Company’s Form 10-K for the year ended December 31, 2023, (the “Financial Statements” and the period covered thereby the “Affected Period”) initially filed with the Securities and Exchange Commission (“SEC”) on April 5, 2024, as amended on May 9, 2024, May 10, 2024 and May 16, 2024 should be restated to reflect (i) the recognition of the results of operation for the acquisition of the Company up to acquisition date, (ii) the adjustment of recognition of reverse merger recapitalization, and (iii) the recognition of the weighted average or shares arising from the reverse merger and shares issued. As a result, the Company will restate its historical financial results for the Affected Period to reflect the foregoing changes (the “Restatement”). The Company intends to file an amendment to its Annual Report on Form 10-K/A for the year ended December 31, 2023, to reflect the Restatement as soon as practicable.

The Company believes the Restatement to be insignificant to the overall results of the Company and the Financial Statements can continue to be relied upon.

The audit committee of the Company’s board of directors has discussed the matters disclosed in this Amendment with Pan-China Singapore PAC, the Company’s independent registered public accounting firm.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 28, 2024	Fintech Scion Limited

/s/ Lim Chun Hoo
Lim Chun Hoo
Chief Executive Officer

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